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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                            ____________________

                                 FORM 8-K/A

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                       Date of Report: April 17, 2003

                         Merchants Bancshares, Inc.
           (Exact name of registrant as specified in its charter)

          Vermont                      0-11595                0-30287342
(State or Other jurisdiction    (Commission File No.)       (IRS Employer
      of incorporation)                                  Identification No.)

            275 Kennedy Drive                                   05403
         So. Burlington, Vermont                              (Zip Code)
(Address of principal executive offices)

                               (802) 658-3400
            (Registrant's telephone number, including area code)

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Merchants Bancshares, Inc. (the "Company") hereby amends its Current Report on Form 8-K dated April 17, 2003, filed with the Securities and Exchange Commission on April 18, 2003, to delete Item 5 and include the information previously provided under Item 5 in Item 9, as set forth below.

Item 7. Financial Statements, Pro forma Financial Information and Exhibits.

(a)   Inapplicable

(b)   Inapplicable

(c)   Exhibits

      99.1 Press Release issued by the Company on April 17, 2003, announcing the Company's results for the quarter ended March 31, 2003.

Item 9.     Regulation FD Disclosure (furnished under Item 12).

            On April 17, 2003, the Company announced its results of operations for the quarter ended March 31, 2003. A copy of the related press release is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.

            The information provided in this Form 8-K is being furnished under Item 12 of Form 8-K.


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                                 SIGNATURES

Pursuant to the requirement of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  MERCHANTS BANCSHARES, INC.


                                  By: /s/ Joseph L. Boutin
                                      -----------------------
                                      Joseph L. Boutin
                                      President and Chief Executive Officer

Date: April 30, 2003
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